UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act Of 1934

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MultiCell Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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MULTICELL TECHNOLOGIES, INC.

68 CUMBERLAND STREET, SUITE 301

WOONSOCKET, RI 02895

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 10, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MultiCell Technologies, Inc., a Delaware corporation (the “Company”). The meeting will be held on August 10, 2012 at 1:30 p.m. local time at the offices of Wilson Sonsini Goodrich & Rosati P.C. at 12235 El Camino Real, Suite 200, San Diego, CA 92130, for the following purposes:

1.            To elect directors to serve for the ensuing year and until their successors are elected.

2.            To ratify the selection by the Audit Committee of the Board of Directors of Hansen, Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2012.

3.            To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 3 billion shares.

4.            To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is June 15, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

W. Gerald Newmin

Chairman, CEO and Secretary

San Diego, California

July [11], 2012

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

MULTICELL TECHNOLOGIES, INC.

68 CUMBERLAND STREET, SUITE 301

WOONSOCKET, RI 02895

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

July [11], 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors, or the Board, of MultiCell Technologies, Inc., also referred to as the Company or MultiCell, is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about July [11], 2012 all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on June 15, 2012 will be entitled to vote at the annual meeting. On this record date, there were 1,011,960,148 shares of common stock outstanding and entitled to vote. Holders of MultiCell Series B and Series I Preferred Stock do not possess voting rights and are not entitled to vote at the 2012 Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on June 15, 2012 your shares were registered directly in your name with MultiCell’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., or Broadridge, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 15, 2012 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of five directors;

•	Ratification of Hansen Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2012.

•	To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 3 billion shares.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are :

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from MultiCell. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 15, 2012.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all five nominees for director, “For” the appointment of Hansen Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm, and “For” the proposed amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the outstanding shares of the Company’s common stock. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

MultiCell will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees, Broadridge may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Broadridge will be paid its customary fees. We will, upon request, also reimburse brokerage firms, banks and other agents for the reasonable costs of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to MultiCell’s Secretary at 68 Cumberland Street, Suite 301 Woonsocket, RI 02895.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 13, 2013 to W. Gerald Newmin; 68 Cumberland Street, Suite 301 Woonsocket, RI 02895. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify MultiCell before March 13, 2013 the Company’s management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

A stockholder who wishes to make a proposal at the Annual Meeting of Stockholders to be held in 2013 without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than May 27, 2013 unless the date of the Annual Meeting of Stockholders held in 2013 is more than 30 days before or after the one-year anniversary of the Annual Meeting of the Stockholders held in 2012. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2013 Annual Meeting may exercise discretionary voting power regarding any such proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and “broker non-votes.” Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

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•	To be approved, Proposal 2, ratifying Hansen Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2012 must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal 3, approving the proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of our outstanding common stock to a total of 3 billion shares must receive a “For” vote from a majority of the outstanding shares of the Company. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 1,011,960,148 outstanding and entitled to vote. Thus 505,980,075 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and “broker non-votes” will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published by the Company on Form 8-K within four business days following the annual meeting. You may email a request to mcetinvestor@multicelltech.com if you would like to have a Form 8-K sent to you by email.

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PROPOSAL 1

Election Of Directors

The Company’s Bylaws give the Company’s Board of Directors, referred as the Board or Board of Directors, the power to set the number of directors at no less than three and no more than nine. The Board currently consists of five directors. There are five nominees for director this year. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below are currently directors of the Company who were previously elected by the stockholders. It is the Company’s policy to require nominees for directors to attend the Annual Meeting. Mr. Altig, Dr. Chang, Mr. Newmin, Mr. Page and Mr. Sigmond attended the 2011 Annual Meeting of Stockholders, our most recent annual meeting.

Directors are elected by a plurality of the votes properly cast in person or by proxy. The five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by MultiCell’s management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director. There are no family relationships among any of our executive officers, key employees and directors. All nominees are citizens of the United States.

Name	Age	Position	Director since the below date (1)
W. Gerald Newmin	75	Chairman, Chief Executive Officer, Chief Financial Officer, Secretary and Director	December 1, 1995 (2)
Stephen Chang	56	Director	June 16, 2004
Edward Sigmond	53	Director	May 17, 2000
Thomas A. Page	78	Director	September 11, 2003
Anthony E. Altig	56	Director	September 15, 2005

(1)   Each director serves until the next annual meeting of stockholders.

(2)   Elected as Acting Chief Executive Officer on December 21, 2007.

W. Gerald “Jerry” Newmin joined the Company as a director in June 1995. He currently serves as the Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary. Mr. Newmin served as Chief Executive Officer of the Company from June 1995 to May 2006, and was appointed to serve again as Chief Executive Officer on December 21, 2007. Mr. Newmin is Chairman, Chief Executive Officer, Secretary and a director of Xenogenics, a partially-owned subsidiary, Chairman, Chief Executive Officer, Secretary and director of MCT Rhode Island Corp, a wholly-owned subsidiary of the Company and Chief Executive Officer, Secretary and a director of MultiCell Immunotherapeutics, Inc., a partially-owned subsidiary of the Company. He has managed NYSE and American Stock Exchange Fortune 500 companies. He has been President of HealthAmerica Corporation, then the nation’s largest publicly held HMO management company. He was Chief Executive Officer and President of The International Silver Company, a diversified multi-national manufacturing company that he restructured. He was Chief Operating Officer of numerous Whittaker Corporation operating units, including Production Steel Company, Whittaker Textiles, Bertram Yacht, Trojan Yacht, Columbia Yacht, Narmco Materials and Anson Automotive. He was instrumental in Whittaker’s entry into the US and international health care markets. He was Western Regional Vice President of American Medicorp, Inc, where he managed 23 acute care hospitals in the Western United States. He retired as Chairman and Chief Executive Officer of SYS Technologies, Inc., a high-growth defense technology company in 2003. Mr. Newmin has a Bachelor’s degree in Accounting from Michigan State University. As our Chief Executive Officer, Mr. Newmin is specially qualified to serve on the Board of Directors because of his detailed knowledge of our operations and market.

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Stephen Chang, Ph.D. has served as a director of the Company since June 2004, became President of the Company in February 2005, and became Chief Executive Officer in May 2006. Dr. Chang resigned as Chief Executive Officer and President on December 21, 2007. On December 21, 2007, Dr. Chang also resigned as President and CEO of MultiCell Immunotherapeutics, Inc., a subsidiary of the Company. In 2008, Dr. Chang became Chief Scientific Officer and Founder of Stemgent, Inc. In 2010, Dr. Chang joined the New York Stem Cell Foundation as its Vice-President of Research and Development. Dr. Chang is also President of CURES, a coalition of patient advocates, biotechnology companies, pharmaceutical companies and venture capitalists dedicated to ensuring the safety, research and development of innovative life saving medications. Dr. Chang was chief science officer and vice president of Canji Inc./Schering Plough Research Institute in San Diego from 1998 to 2004. Dr. Chang earned his doctoral degree in Biological Chemistry, Molecular Biology and Biochemistry from the University of California, Irvine. Prior to that he received a bachelor of science in Zoology, Microbiology, and Cell and Molecular Biology from the University of Michigan and a USPHS Postdoctoral Fellowship at the Baylor College of Medicine. Dr. Chang’s scientific background gives him a perspective that is helpful to the Board of Directors for understanding the Company’s market potential.

Edward Sigmond has served as a director of the Company since May 2000. He founded The Great American Food Chain, a public restaurant holding company with the mission to incubate and develop successful restaurant concepts, where he currently serves as CEO and Chairman of the Board. Mr. Sigmond is a partner in Sigmond and Johnson, Inc., a Dallas-based investment banking firm specializing in working with public micro cap companies through the early stages of development. Mr. Sigmond owns Kestrel Holdings, Inc., a real estate and equity investment company focusing on the restaurant and bar market in the Dallas area. He is a member of the board of directors of Na Zdravi Ventures, a.s., a Hooters of American franchisee for the Czech Republic and Slovak Republic. He is also an owner and the managing partner of The Elbow Room, a popular Dallas restaurant and bar founded in 1998. Mr. Sigmond has held other executive sales, marketing and operations management positions over his 25 years of working experience. These include founder and president of American Machine and Bearing, and Specialty Food Products. He was Assistant to the President of Alpha Aviation and VP/Regional Manager of Geodata Corporation. Mr. Sigmond’s extensive business background makes him a valuable addition to the Board of Directors.

Thomas A. Page has served as a director of the Company since September 2003. Mr. Page is Director Emeritus and former Chairman of the board of directors and CEO of Enova Corporation and San Diego Gas and Electric Company (now part of Sempra Energy). Prior to the formation of Sempra Energy Corporation as a holding company in 1996, at various times Mr. Page was SDG&E’s chairman, president and CEO and held one or more of these positions until his retirement in 1998. Mr. Page joined SDG&E in 1978 as executive vice president and COO. In 1981, he was elected president and CEO and added the chairmanship in 1983. Mr. Page has been active in numerous industrial, community and governmental associations and has funded medical research. Mr. Page earned a Bachelor of Science degree in civil engineering, a masters degree in industrial administration and was awarded an honorary doctorate in management, all from Purdue University. He has been licensed as an engineer and as a certified public accountant. Mr. Page’s extensive business background makes him a valuable addition to the Board of Directors.

Anthony E. Altig has served as a director of the Company since September 2005. Mr. Altig serves as the Chair of the Audit Committee of the Company. Since 2008, Mr. Altig has been the Chief Financial Officer of Biotix Holdings a manufacturer of laboratory and clinical disposable products. From 2004 to 2007 Mr. Altig was the Chief Financial Officer of Diversa Corporation (now Verenium Corporation) a leader in providing proprietary genomic technologies for the rapid discovery and optimization of novel protein based products. From 2002 through 2004 Mr. Altig served as the Chief Financial Officer of Maxim Pharmaceuticals, a public biopharmaceutical company. Prior to joining Maxim, Mr. Altig served as the Chief Financial Officer of NBC Internet, Inc., a leading internet portal company, which was acquired by General Electric. Mr. Altig’s additional experience includes his role as the Chief Accounting Officer at USWeb Corporation, as well as his experience serving biotechnology and other technology companies during his tenure at both PricewaterhouseCoopers and KPMG. Mr. Altig also serves on the Boards of Directors of Optimer Pharmaceuticals, Tearlab Corporation and Ventrus Biosciences. Mr. Altig is a certified public accountant and is a graduate of the University of Hawaii. Mr. Altig’s experience as Chief Financial Officer of several public companies brings to the Board of Directors valuable perspective regarding financial and accounting issues.

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THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Independence of The Board of Directors

The Board of Directors consults with the Company’s counsel to ensure that the Board’s determinations regarding director independence are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” as in effect time to time. In particular, the Board of Directors utilizes the criteria for independence set forth in the pertinent listing standards of the National Association of Securities Dealers’ Stock Market, or NASDAQ.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company’s directors are independent directors within the meaning of the NASDAQ listing standards and applicable IRS standards, except for W. Gerald Newmin and Stephen Chang, and all directors are independent directors within the meaning of the applicable U.S. Securities and Exchange Commission, or the SEC, rules, except for Mr. Newmin.

Information Regarding the Board of Directors and its Committees

The Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of MultiCell Technologies, Inc. at 68 Cumberland Street, Suite 301 Woonsocket, RI 02895. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit or Nominating, Corporate Governance and Compensation Committee.

The Board has two committees: an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. The following table provides membership and meeting information for the fiscal year ended November 30, 2011 for each of the Board committees:

Name	Audit		Nominating, Corporate Governance and Compensation
Edward Sigmond	X		X	*
Anthony E. Altig	X	*	X
Thomas A. Page	X		X
Total meetings in fiscal year 2011	4		1

*	Committee Chairperson

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

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Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the Company’s quarterly financial statements. Three directors comprise the Audit Committee: Anthony E. Altig (Chairman), Edward Sigmond and Thomas A. Page, a certified public accountant (CPA).

The Board of Directors annually reviews the independence of Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 10A-3 of the Exchange Act of 1934). The Board of Directors has determined that Anthony E. Altig and Thomas A. Page qualify as “audit committee financial experts,” as defined in applicable SEC rules. The Board made a qualitative assessment of Anthony E. Altig’s and Thomas A. Page’s level of knowledge and experience based on a number of factors, including their formal education and experience as financial experts and their prior experience as a certified public accountants. A biographical summary of Mr. Altig’s and Mr. Page’s background is included in Proposal 1 of this proxy. The Audit Committee met four times during the fiscal year ended November 30, 2011.

Nominating, corporate governance and compensation committee

The Nominating, Corporate Governance and Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company. The Nominating, Corporate Governance and Compensation Committee also reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and recommends to the Board of Directors for approval the compensation and other terms of employment of the Company’s Chief Executive Officer; reviews and recommends to the Board of Directors for approval the compensation and other terms of employment of the other officers; and administers the Company’s stock option and purchase plans, and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.

The Nominating, Corporate Governance and Compensation Committee is also responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors), reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the board of directors, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, and assessing the performance of management.

The Nominating, Corporate Governance and Compensation Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating, Corporate Governance and Compensation Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.

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However, the Nominating, Corporate Governance and Compensation Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating, Corporate Governance and Compensation Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating, Corporate Governance and Compensation Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating, Corporate Governance and Compensation Committee also determines whether the nominee will be independent for NASDAQ purposes, which determination is based upon NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating, Corporate Governance and Compensation Committee then uses its network of contacts to compile a list of potential candidates, and may also engage, if it deems appropriate, a professional search firm. The Nominating, Corporate Governance and Compensation Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating, Corporate Governance and Compensation Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

At this time, the Nominating, Corporate Governance and Compensation Committee does not consider director candidates recommended by stockholders. The Nominating, Corporate Governance and Compensation Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the criteria for Board membership approved by the Board of Directors.

Three directors comprise the Nominating, Corporate Governance and Compensation Committee: Edward Sigmond (Chairman), Anthony E. Altig and Thomas A. Page. All members of the Company’s Nominating, Corporate Governance and Compensation Committee are independent (as independence is currently defined in the NASDAQ listing standards). The Nominating, Corporate Governance and Compensation Committee met once during the fiscal year ended November 30, 2011. The Committee’s functions are more fully described in its Charter which has been adopted by the Board of Directors and is available on the Company’s website at www.multicelltech.com.

Meetings of the Board of Directors

The Board of Directors met seven times during the last fiscal year. With the exception of two board meetings missed by Mr. Chang, each member of the Board of Directors attended all of the meetings of the Board and of the committees on which he served during the period for which he was a director or committee member, respectively.

Compensation of Directors

Each director of the Company earns fees of $1,000 for each board meeting attended and $250 for each teleconference of the board. The Chairman of the Audit Committee and the Chairman of the Nominating, Corporate Governance and Compensation Committee earn $500 for each Committee meeting, whether attended in person or by teleconference. Each member of the Nominating, Corporate Governance and Compensation Committee and each member of the Audit Committee earns $250 per Committee meeting, whether attended in person or by teleconference. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each director of the Company was also granted an option on June 28, 2010 to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.008, vested quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company was also granted an option on July 11, 2011 to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0092, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

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Each director of the Company was also granted an option on June 1, 2012 to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0032, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company also receives stock option grants under the 2004 Equity Incentive Plan. Options granted under the 2004 Equity Incentive Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

Option grants under the Directors’ Plan are non-discretionary. Each non-employee director is granted 250,000 stock options on the date he or she joins the Board of Directors. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock subject to the option on the date of the option grant. The standard terms of the plan call for vesting in equal installments over three years and expiring in five years.

Stockholder Communications with the Board of Directors

Historically, the Company’s process for stockholder communications with the Board has been through the Investor Relations function. Also, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Further, during the upcoming year the Board will give full consideration to the adoption of a more formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company’s website.

Code of Ethics

The Company has adopted the MultiCell Technologies, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.multicelltech.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Compensation Committee Interlocks and Insider Participation

No member of the Nominating, Corporate Governance and Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or the board of directors of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of the Company. As discussed in further detail under the heading “Certain Relationships and Related Transactions.”

Report of the Audit Committee of the Board of Directors

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Committee’s function is more fully described in its charter, which the Board of Directors has adopted and is available on the Company’s website at www.multicelltech.com. The Committee reviews the charter on an annual basis.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s Independent Registered Public Accounting Firm, Hansen Barnett & Maxwell P.C., is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

10

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2011 with the Company’s management and Hansen, Barnett & Maxwell P.C. The Committee has also discussed with Hansen, Barnett & Maxwell P.C. the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, Hansen, Barnett & Maxwell P.C. has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Hansen, Barnett & Maxwell P.C. their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2011, for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS:

Edward Sigmond

Anthony E. Altig

Thomas A. Page

Executive Compensation and Other Information

Our Executive Officers

The following table sets forth the name and position of each of the persons who were serving as our named executive officers as of May 31, 2012.

Name	Age	Position
W. Gerald Newmin	75	Chairman of the Board, Chief Executive Officer, Treasurer, Secretary and Director

A biography for Mr. Newmin can be found in the section entitled Nominees above.

Executive Compensation Table

Name	Year	Salary ($)	Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
W. Gerald Newmin, (1),(2)	2011	$180,000	$0		$8,700	(3)	$3,250	(4)	$191,950
Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and Director	2010	$180,000	$2,875	(5)	$7,500	(6)	$2,250	(7)	$192,625

(1)	During fiscal years ended November 30, 2011 and 2010, the listed person was the only Principal Executive Officer of the Company and the only person that earned more than $100,000 during either fiscal year.
(2)	Appointed as President and Chief Executive Officer on December 21, 2007.
(3)	In July 2011, Mr. Newmin was granted an option to acquire 1,000,000 shares of common stock at an exercise price of $0.0092 per share. The option vests quarterly over one year and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 170%; 0%; 5 years; and 1.49%; respectively.
(4)	This amount represents fees earned in consideration for attending meetings of our Board of Directors during fiscal year 2011. Mr. Newmin earned $1,000 for each meeting of the Board of Directors attended in person and $250 for each meeting attended by teleconference during fiscal year 2011. The Company’s policy for director fees earned in fiscal year 2011 is to pay such fees in cash.
(5)	In March 2010, Mr. Newmin was awarded 250,000 shares of common stock valued at $2,875, or $0.0115 per share, the closing price of our common stock on the date of the award.
(6)	In June 2010, Mr. Newmin was granted an option to acquire 1,000,000 shares of common stock at an exercise price of $0.008 per share. The option vests quarterly over one year and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 165%; 0%; 5 years; and 1.83%; respectively.

(7)	This amount represents fees earned in consideration for attending meetings of our Board of Directors during fiscal year 2010. Mr. Newmin earned $1,000 for each meeting of the Board of Directors attended in person and $250 for each meeting attended by teleconference during fiscal year 2010. The Company’s policy for director fees earned in fiscal year 2010 is to pay such fees in cash.

Outstanding equity awards at fiscal year-end

The following table shows for the fiscal year ended November 30, 2011, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W. Gerald Newmin	250,000	750,000	0	$0.0092	7/11/16	0	0	0	0
W. Gerald Newmin	1,000,000	0	0	$0.008	6/28/15	0	0	0	0
W. Gerald Newmin	1,000,000	0	0	$0.011	6/25/14	0	0	0	0
W. Gerald Newmin	333,553	0	0	$0.019	9/23/14	0	0	0	0

Option Exercises and Stock Vested at Fiscal Year End

There were no options exercised by our named executive officer during the fiscal year ended November 30, 2011.

Pension Benefits

Our named executive officer does not participate in or has no account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

Our named executive officer does not participate in or has no account balances in non-qualified deferred contribution plans or other deferred compensation plans maintained by us.

Non-Employee Director Compensation

The following table details the total compensation of our non-employee directors for the year ended November 30, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)
Anthony F. Altig	$5,500	$0	$8,700	$14,200
Stephen Chang	$1,250	$0	$8,700	$9,950
Thomas A. Page	$4,500	$0	$8,700	$13,200
Edward Sigmond	$4,750	$0	$8,700	$13,450

(1)	In July 2011, each director was granted an option to acquire 1,000,000 shares of common stock at an exercise price of $0.0092 per share. The option vests quarterly over one year and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 170%; 0%; 5 years; and 1.49%; respectively.

Director Compensation Arrangements

Each director of the Company earns fees of $1,000 for each board meeting attended and $250 for each teleconference of the board. The Chairman of the Audit Committee and the Chairman of the Nominating, Corporate Governance and Compensation Committee earn $500 for each Committee meeting, whether attended in person or by teleconference. Each member of the Nominating, Corporate Governance and Compensation Committee and each member of the Audit Committee earns $250 per Committee meeting, whether attended in person or by teleconference. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each director of the Company was also granted an option on July 11, 2011 to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0092, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Equity compensation plan information

The following table summarizes the securities authorized for issuance under equity compensation plans as of November 30, 2011.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders (1)	18,268,947	$0.01	52,705,266
Equity compensation plans not approved by shareholders (2)	500,000	$0.22
	18,768,947	$0.02

(1)	Pursuant to the 2004 Plan, from 2005 through the Company’s fiscal year end 2013, the number of shares of common stock authorized for issuance under the Plan is automatically increased on the first day of each year by the lesser of the following amounts: (a) 2.0% of the Company’s outstanding shares of common stock on the day preceding the first day of such fiscal year or (b) 1,500,000 shares of common stock. Additionally, on June 25, 2009 and on August 26, 2010, at special meetings of stockholders, the stockholders approved amendments to the Plan to increase the number of shares of common stock authorized under the Plan. At each meeting, the number of authorized shares was increased by 25,000,000 shares. Furthermore, on July 11, 2011, at the annual meeting of stockholders, the stockholders approved an amendment to increase the number of shares reserved under the 2004 Plan to a total of 70,974,213 shares. The numbers of shares set forth in this row include all of such previous increases.
(2)	Represents warrants issued to service providers in compensation for services provided.

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth, as of February 21, 2012, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than 5% of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 86 Cumberland Street, Suite 301, Woonsocket, Rhode Island, 02895.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned	Number of Shares of Preferred Stock Beneficially Owned	Percent of Preferred Stock Beneficially Owned
Monarch Pointe Fund, Ltd. (3)	29,410,438	3.06%	13,625	79.80%
La Jolla Cove Investors, Inc. (4)	103,380,774	9.99%	—	—
W. Gerald Newmin (5)	10,444,307	1.12%	—	—
Thomas A. Page (6)	5,467,500	*	—	—
Stephen Chang, Ph.D. (7)	4,358,812	*	—	—
Edward Sigmond (8)	4,251,378	*	—	—
Anthony Altig (9)	6,130,139	*	—	—
All executive officers and directors as a group (five persons)	30,652,136	3.23%	—	—

*	Represents less than 1% of the issued and outstanding shares of the applicable class of equity securities of the Company as of February 21, 2012.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Commission, shares of common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 931,461,813 shares of common stock and 17,073 shares of preferred stock outstanding on February 21, 2012 (of which 11,339 are shares of our Series B preferred stock and 5,734 are shares of our Series I preferred stock), and are calculated as required by rules promulgated by the SEC.
(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)	Includes (i) 2,293,600 shares of common stock issuable to Monarch Pointe Fund, Ltd. (“MPF”) upon conversion of 5,734 shares of Series I Preferred Stock and (ii) 27,116,838 shares of common stock issuable to MPF upon conversion of 7,891 shares of Series B Preferred Stock. According to a Schedule 13G/A filed with the SEC by MPF on January 14, 2009, MPF is in liquidation, William Tacon serves as the liquidator of MPF and, as such, now has control over the securities owned by MPF.
(4)	Represents the maximum possible amount of shares of our commons stock (i) held by LJCI, (ii) issuable to LJCI upon the exercise of a common stock warrant it holds, and (iii) issuable to LJCI upon the conversion of a 4.75% convertible debenture its holds, all as of February 21, 2012. Pursuant to the terms of the warrant and convertible debenture, LJCI may not acquire shares of our commons stock to the extent such acquisition would cause LJCI to own more than 9.99% of our outstanding common stock immediately after such acquisition. Provided the aforementioned 9.99% cap is complied with, LJCI may in the future exercise or convert into, as applicable, a significant amount of additional shares of our common stock (e.g. as of February 21, 2012, there are a total of 6,098,629 shares remaining on the stock purchase warrant and a balance of $60,986 remaining on the convertible debenture, which is convertible pursuant to the formula set forth in the debentures listed in the Exhibits section of this report).
(5)	Includes (i) 5,853,689 shares of common stock of which 3,920,914 shares are held by Newmin Corbett Trust U/A 5/10/02, W. G. Newmin and Barbara L. Corbett TTEES, for which Mr. Newmin and his spouse serve as trustees; 1,399,210 shares are held by Cay J Associates, ltd., a Partnership, for which Mr. Newmin and his spouse serve as partners; 502,011 shares are held by FMTC Custodian W. G. Newmin IRA, for which Mr. Newmin is the beneficiary; and 31,554 shares are held by W. Gerald Newmin IRA, for which Mr. Newmin is the beneficiary, (ii) 1,287,065 shares of common stock issuable to Mr. Newmin upon the exercise of warrants within 60 days of February 21, 2012, (iii) 3,083,553 shares of common stock issuable to Mr. Newmin under options exercisable within 60 days of February 21, 2012, and (iv) warrants to purchase 220,000 shares of common stock issuable upon exercise of warrants owned by Mr. Newmin’s spouse. Mr. Newmin disclaims beneficial ownership of the aforementioned stock warrants beneficially owned by Mr. Newmin’s spouse, except to the extent of his pecuniary interest therein.
(6)	Includes (i) 1,635,676 shares of common stock, (ii) 525,903 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 21, 2012, and (iii) 3,305,921 shares of common stock issuable under options exercisable within 60 days of February 21, 2012.
(7)	Includes (i) 988,163 shares of common stock, (ii) 364,071 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 21, 2012 and (iii) 3,006,578 shares of common stock issuable under options exercisable within 60 days of February 21, 2012.
(8)	Includes (i) 1,031,906 shares of common stock, (ii) 161,577 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 21, 2012 and (iii) 3,057,895 shares of common stock issuable under options exercisable within 60 days of February 21, 2012.
(9)	Includes (i) 2,232,209 shares of common stock, (ii) 172,930 shares of common stock issuable upon the exercise of common stock warrants within 60 days of February 21, 2012 and (iii) 3,725,000 shares of common stock issuable under options exercisable within 60 days of February 21, 2012.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Hansen, Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending November 30, 2012 and has further directed that management submit the selection of our Independent Registered Public Accounting Firm for ratification by the stockholders at the Annual Meeting. Hansen, Barnett & Maxwell P.C. has audited the Company’s financial statements since January 7, 2009. Representatives of Hansen, Barnett & Maxwell P.C. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Hansen, Barnett & Maxwell P.C. as the Company’s Independent Registered Public Accounting Firm. However, the Audit Committee of the Board is submitting the selection of Hansen, Barnett & Maxwell P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Hansen, Barnett & Maxwell P.C. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended November 30, 2011 and November 30, 2010, by Hansen, Barnett & Maxwell P.C., the Company’s principal accountant:

	Fiscal Year Ended
	2011	2010
Audit Fees	$38,206	$41,444
Audit-related Fees (principally related to the review of various SEC filings)	0	0
Tax Fees (related to the preparation of the Company’s tax returns)	13,678	7,025
All Other Fees	0	$0
Total Fees	$51,884	$48,469

All fees described above were approved by the Audit Committee.

No percentage of Hansen, Barnett & Maxwell P.C.’s audit for the fiscal year ended November 30, 2011 was provided by persons other than its full-time permanent employees.

Pre-Approval Policies and Procedures.

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Hansen, Barnett & Maxwell P.C. The policy requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

The Audit Committee has determined that the rendering of services other than audit services by Hansen, Barnett & Maxwell P.C. is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 3 billion shares

Background

The Board of Directors has adopted, subject to stockholder approval, the certificate of amendment, attached as Appendix A to this proxy statement, to the Company’s amended and restated certificate of incorporation, as amended (the “Restated Certificate”), which increases the number of authorized shares of common stock, $0.01 par value per share, from 1.25 billion shares to 3 billion shares (as so amended, the “Amended Certificate”). Proposal 3 approves the Certificate of Amendment, which increases the number of authorized shares of common stock to a total of 3 billion shares. If the stockholders approve this Proposal 3, the Board of Directors intends to file the Amended Certificate with the Secretary of State of the State of Delaware. The increase in the number of authorized shares would become effective upon such filing.

As of June 15, 2012, approximately 1,011,960,148 shares of common stock were issued and outstanding, 24,168,947 shares of common stock were reserved for issuance upon exercise of outstanding options, 48,305,266 shares of common stock were reserved for future option grants under our 2004 Equity Incentive Plan, 10,150,030 shares of common stock were reserved for issuance upon exercise of outstanding warrants, 44,289,896 shares of common stock were reserved for issuance upon the conversions of the Company’s outstanding preferred stock, and 17,073 share of the company preferred stock were issued and outstanding.

The additional shares of common stock to be authorized by the Amended Certificate would have rights identical to the currently outstanding common stock of the Company. Future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by applicable law.

The Board of Directors believes that an increase in authorized shares is desirable for a number of reasons. The Board of Directors believes that it is in the best interest of stockholders to raise additional equity capital and an increase in authorized shares is therefore necessary in order to have a sufficient number of authorized shares to satisfy the Company’s commitments and to allow the Company to conduct its business. Further, the Company currently has a limited number of shares of common stock which it can sell to raise capital, and the Board of Directors believes that an increase in authorized shares could improve the Company’s ability to raise new capital. Finally, the Company’s stated objective of acquiring additional intellectual property through license agreements, the hiring of key scientists or acquisition, is currently limited in light of the number shares of common stock currently authorized for issues.

In light of the above, the Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs promptly as they arise. In addition, the increase in the number of authorized shares of common stock will allow us to continue providing equity incentives to our employees, officers and directors. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock-based employee benefit plans, future stock splits by means of a dividend and issuances to raise capital or effect acquisitions). The Board of Directors believes that maintaining a reserve of common stock will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as a stock split, raising capital, expanding our business or product lines through the acquisition of other businesses or products, or establishing strategic relationships with other companies.

At this time, the Company does not have any specific agreements or arrangements to acquire any business or engage in any investment opportunity or otherwise to issue additional shares of the Company’s common stock, except for the convertible debenture and related warrants issued pursuant to the Company’s agreement with La Jolla Cove Investors (“LJCI”) as described in the paragraph below.

If this proposal is not approved by the stockholders, our Restated Certificate will continue as currently in effect, and the Company will face several very critical issues impacting its ability to operate in the future. Since March 2008, the Company has operated on working capital provided by LJCI. Pursuant to the terms of our agreement with LJCI, upon the conversion of any portion of the principal amount of the LJCI’s convertible debenture, LJCI is required to simultaneously exercise and purchase that same percentage of the warrant shares equal to the percentage of the dollar amount of the debenture being converted. As of June 26, 2012 there are 5,826,629 shares remaining on the stock purchase warrant and a balance of $58,267 remaining on the convertible debenture. As of June 12, 2012, were LJCI to continue to exercise all of its remaining warrants approximately $6.35 million of cash would be provided to the Company. As most of the currently authorized shares have been issued, the Company would be unable to honor its current agreement with LJCI to issue shares of its common stock, which would likely lead to demand for payment of all convertible debt, the repurchase of outstanding warrants and to employee turnover due to the inability to exercise outstanding options.

If this proposal is approved by stockholders, the increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized but unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions, which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. However, this proposal is not in response to any effort of which we are aware to accumulate our common stock or obtain control of us. In addition, this proposal is not part of a plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

Stockholders should note that the proposed increase in authorized shares may not achieve the desired results, which have been outlined above.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of ten percent or more of our common stock, or the Reporting Persons, are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock. The Company believes that, during fiscal year 2011, the Reporting Persons complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

Since December 1, 2011, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds the lesser of (1) $120,000 and (2) one percent of the average of our total assets at year end for the last three completed fiscal years, in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest, other than the transactions described below. All future transactions between us and any of our directors, executive officers or related parties will be subject to the review and approval of our Audit Committee.

Mr. Newmin’s wife, Barbara Corbett, provides investor relations consulting services to the Company. Ms. Corbett is compensated on an hourly basis and is paid in cash. Ms. Corbett was paid a total of $5,385 and $5,912 for the 2010 and 2011 fiscal years, respectively.

La Jolla Cove Investors, Inc.

The Company entered into a Securities Purchase Agreement with LJCI on February 28, 2007 pursuant to which the Company agreed to sell a convertible debenture in the principal amount of $100,000 and maturing on February 28, 2012 (the “Debenture”). The Debenture accrues interest at 4.75% per year, payable at each conversion date, in cash or common stock at the option of LJCI. The proceeds from the Debenture were deposited on March 5, 2007. In connection with the Debenture, the Company issued LJCI a warrant to purchase up to 10 million shares of our common stock (the “LJCI Warrant”) at an exercise price of $1.09 per share, exercisable over the next five years according to a schedule described in a letter agreement dated February 28, 2007. On August 16, 2011, the Company and LJCI amended the Debenture to extend the maturity date to February 28, 2014 and amended the LJCI Warrant to extend its expiration date to February 28, 2014. Pursuant to the terms of the LJCI Warrant, upon the conversion of any portion of the principal amount of the Debenture, LJCI is required to simultaneously exercise and purchase that same percentage of the warrant shares equal to the percentage of the dollar amount of the Debenture being converted. Therefore, for each $1,000 of the principal converted, LJCI would be required to simultaneously purchase 100,000 shares under the LJCI Warrant at $1.09 per share.

The Debenture is convertible at the option of LJCI at any time up to maturity into the number of shares determined by the dollar amount of the Debenture being converted multiplied by 110, minus the product of the Conversion Price multiplied by 100 times the dollar amount of the Debenture being converted, with the entire result divided by the Conversion Price. The Conversion Price is equal to the lesser of $1.00 or 80% of the average of the three lowest volume-weighted average prices during the twenty trading days prior to the election to convert. During the year ended November 30, 2011, LJCI converted $11,110 of the Debenture into 345,528,729 shares of common stock. Simultaneously with these conversions, LJCI exercised warrants to purchase 1,111,000 shares of the Company’s common stock. Proceeds from the exercise of the warrants were $1,210,990. As of November 30, 2011, the balance of the Debenture was $64,596 and there were remaining warrants to purchase 6,459,629 shares of common stock at $1.09 per share. During the period from December 1, 2011 through June 26, 2012, LJCI has converted an additional $6,330 of the Debenture into 235,109,494 shares of common stock. Simultaneously with these additional conversions, LJCI exercised additional warrants to purchase 633,000 shares of the Company’s common stock. Proceeds from the additional exercise of warrants were $689,970. As of June 26, 2012, the balance of the Debenture is $58,267 and there are remaining warrants to purchase 5,826,629 shares of common stock at $1.09 per share.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are MultiCell stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to MultiCell Technologies, Inc., W. Gerald Newmin; 68 Cumberland Street, Suite 301, Woonsocket, RI 02895 or contact Lucille Gomes at (401) 762-0045. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card.

By Order of the Board of Directors

/s/ W. Gerald Newmin
W. Gerald Newmin
Chairman, Chief Executive Officer and Secretary

July [11], 2012

APPENDIX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
MULTICELL TECHNOLOGIES, INC.

MultiCell Technologies, inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

Does Hereby Certify:

First: The name of the Corporation is MultiCell Technologies, Inc.

Second: The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was April 28, 1970. The corporation was initially incorporated under the name Exten Ventures, Inc.

Third: This Certificate of Amendment amends certain provisions of the Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation and shall become effective on _______, ________, 2012 at 5:00 p.m. EDT.

Fourth:     Article Fourth of the Certificate shall be amended to read in its entirety as follows:

“The total number of shares of stock which this Corporation shall have authority to issue is 3,001,000,000 shares, of which 3,000,000,000 shares are Common Stock of $0.01 par value per share, and 1,000,000 shares are Preferred Stock of $0.01 par value per share. The aggregate par value of all such shares having value is $30,010,000.00.

The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

In Witness Whereof, MultiCell Technologies, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of August _____, 2012.

MultiCell Technologies, Inc.

By:
W. Gerald Newmin
Chief Executive Officer

MULTICELL TECHNOLOGIES
701 GEORGE WASHINGTON HIGHWAY
LINCOLN, RI 02865

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 W. Gerald Newmin 02 Thomas A. Page 03 Edward Sigmond 04 Stephen Chang, Ph.D. 05 Anthony E. Altig

The Board of Directors recommends you vote FOR proposals 2. and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000146755_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10-K Wrap, Shareholder Letter is/are available at www.proxyvote.com .

MULTICELL TECHNOLOGIES, INC.
Annual Meeting of the Stockholders
August 10, 2012
This Proxy is Solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of this Revocable Proxy (this "Proxy") and appoints Ed Sigmond and Thomas Page, and each of them, his, her or its true and lawful agent and Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of MULTICELL TECHNOLOGIES, INC., a Delaware corporation, (the "Company") which the undersigned is entitled to vote, either on his, her or (in the case of any entities) its own behalf or on behalf of any other entity or entities. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

If no choice is selected, the shares held by the undersigned stockholder will be voted FOR each of the proposals.

Continued and to be signed on reverse side

0000146755_2 R1.0.0.11699